Interpublic Group

Second Quarter 2008
Earnings Conference Call
July 30, 2008

Overview – Second Quarter 2008

- Revenue increased 11.1% from Q2-07
  - Organic revenue growth was 6.3%
  - Strong growth in international markets
  - U.S. growth of 3.2% off a very strong comparable quarter
- Operating income increased 38% from Q2-07
  - Improved leverage on both operating expense lines
  - Operating margin was 10.9% vs 8.8% year-ago
- Diluted E.P.S. $.17 compared with $.24 in Q2-07
  - Net tax benefit in Q2-07 due to reserve reversal

IPG

Operating Performance

	Three Months Ended June 30,	
	2008	2007
Revenue	$ 1,835.7	$ 1,652.7
Salaries and Related Expenses	1,103.2	1,009.7
Office and General Expenses	527.8	502.6
Restructuring and Other Reorganization-Related Charges (Reversals)	4.1	(5.2)
Operating Income	200.6	145.6
Interest Expense	(53.0)	(56.9)
Interest Income	23.0	28.1
Other Income	6.3	8.0
Income before Income Taxes	176.9	124.8
Provision for (Benefit of) Income Taxes	79.1	(11.4)
Net Equity Interests (Net of Tax)	(2.7)	0.8
Net Income	95.1	137.0
Dividends on Preferred Stock	6.9	6.9
Allocation to Participating Securities	0.1	8.6
Net Income Applicable to Common Stockholders	$ 88.1	$ 121.5
Earnings per share of common stock:		
Basic	$ 0.19	$ 0.27
Diluted	$ 0.17	$ 0.24
Weighted-average number of common shares outstanding:		
Basic	460.5	457.3
Diluted	516.0	541.3

($ in Millions, except per share amounts)

IPG

Revenue

	Three Months Ended		Six Months Ended	
June 30, 2007	**$ 1,652.7**		**$ 3,011.8**	
Total change	183.0	11.1%	309.1	10.3%
Foreign currency changes	67.6	4.1%	119.4	4.0%
Net acquisitions/divestitures	10.6	0.6%	15.1	0.5%
Organic	104.8	6.3%	174.6	5.8%
June 30, 2008	**$ 1,835.7**		**$ 3,320.9**	

Segments

	Three Months Ended June 30,				Six Months Ended June 30,			
			Change				Change	
	2008	2007	Reported	Organic	2008	2007	Reported	Organic
IAN	$1,538.7	$1,379.4	11.5%	6.1%	$2,779.8	$2,510.6	10.7%	5.4%
CMG	$ 297.0	$ 273.3	8.7%	7.5%	$ 541.1	$ 501.2	8.0%	7.6%

Integrated Agency Networks ("IAN"): McCann, Draftfcb, Lowe, Mediabrands and our fully integrated independent agencies
Constituency Management Group ("CMG"): Weber Shandwick, Golin Harris, Jack Morton, FutureBrand, Octagon, and our other marketing service specialists

($ in Millions)

Geographic Revenue Change

	Three Months Ended June 30, 2008		Six Months Ended June 30, 2008	
	Reported	Organic	Reported	Organic
United States	3.5%	3.2%	4.3%	4.2%
International	21.4%	10.6%	18.6%	8.1%
United Kingdom	12.9%	11.5%	10.1%	7.7%
Continental Europe	19.0%	4.2%	16.7%	3.9%
Asia Pacific	30.4%	13.7%	31.4%	13.0%
Latin America	26.9%	15.1%	22.2%	11.7%
All Other Markets	24.3%	20.8%	17.1%	11.6%
Worldwide	**11.1%**	**6.3%**	**10.3%**	**5.8%**

"All Other Markets" includes Canada, Africa, and Middle East.

See reconciliation on page 17.

IPG

Organic Revenue Growth

Last Twelve Months


5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
-0.7%
1.4%
-1.0%
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
4.6%
4.5%

See reconciliation on page 18.

Expenses

Salaries & Related

	2008	2007	Change $	Change Reported	Change Organic
Three Months Ended June 30,	$ 1,103.2	$ 1,009.7	$ 93.5	9.3%	4.4%
% of Revenue	*60.1%*	*61.1%*			
Three months severance	$ 10.7	$ 16.7	$ (6.0)	(35.9%)	
% of Revenue	*0.6%*	*1.0%*			
Six Months Ended June 30,	$ 2,168.0	$ 1,998.5	$ 169.5	8.5%	3.9%
% of Revenue	*65.3%*	*66.4%*			
Six months severance	$ 24.6	$ 27.4	$ (2.8)	(10.2%)	
% of Revenue	*0.7%*	*0.9%*			

Office & General

	2008	2007	Change $	Change Reported	Change Organic
Three Months Ended June 30,	$ 527.8	$ 502.6	$ 25.2	5.0%	1.3%
% of Revenue	*28.8%*	*30.4%*			
Three months professional fees	$ 30.8	$ 32.5	$ (1.7)	(5.2%)	
% of Revenue	*1.7%*	*2.0%*			
Six Months Ended June 30,	$ 1,002.8	$ 997.7	$ 5.1	0.5%	(2.7%)
% of Revenue	*30.2%*	*33.1%*			
Six months professional fees	$ 68.2	$ 86.3	$ (18.1)	(21.0%)	
% of Revenue	*2.1%*	*2.9%*			

See reconciliation on page 19.

($ in Millions)

Adjusted Operating Margin



Last Twelve Months
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-0.2%
0.1%
-0.4%
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
7.4%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 20.

Cash Flow

	Three Months Ended June 30, 2008	2007
NET INCOME	$ 95	$ 137
OPERATING ACTIVITIES		
Depreciation & amortization	73	62
Deferred taxes	47	(17)
Other non-cash items	11	(2)
Change in working capital, net	183	(133)
Other non-current assets & liabilities	(10)	(3)
Cash provided by Operating Activities	399	44
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(9)	(66)
Business & investment purchases/sales, net	3	9
Capital expenditures	(27)	(39)
Cash used in Investing Activities*	(33)	(96)
FINANCING ACTIVITIES		
(Decrease) increase in short-term bank borrowings	(13)	27
Preferred stock dividends	(7)	(7)
Other	(12)	(6)
Cash (used in) provided by Financing Activities	(32)	14
Currency Effect	10	-
Increase (Decrease) in Cash & S/T Marketable Securities	$ 344	$ (38)

* Excludes the purchase, sale and maturities of short-term marketable securities, the impact of which was a net use of cash of approximately $4 and $208 in the three months ended June 30, 2008 and 2007, respectively.

($ in Millions)

IPG

Balance Sheet – Current Portion

	June 30, 2008		December 31, 2007		June 30, 2007	
CURRENT ASSETS:						
Cash and cash equivalents	$	1,831.0	$	2,014.9	$	1,220.5
Short-term marketable securities		25.0		22.5		260.2
Accounts receivable, net		3,899.3		4,132.7		3,881.2
Expenditures billable to clients		1,325.6		1,210.6		1,103.5
Other current assets		343.2		305.1		339.6
Total current assets	**$**	**7,424.1**	**$**	**7,685.8**	**$**	**6,805.0**
CURRENT LIABILITIES:						
Accounts payable	$	4,138.4	$	4,124.3	$	4,010.4
Accrued liabilities		2,550.6		2,691.2		2,220.8
Short-term debt		91.8		305.1		490.3
Total current liabilities	**$**	**6,780.8**	**$**	**7,120.6**	**$**	**6,721.5**

($ in Millions)

Debt Maturity Schedule

Total Debt including Convertible Notes = $2.1 billion



$800
$600
$400
$200
$0
$92
$250
$250
$500
$400 (A)
$209 (B)
$350
$609
2008
2009
2010
2011
2012
2013
2014
2015+
Face Value as of June 30, 2008
Other Short-Term Debt
Long-Term Debt
4.25% Convertible Notes due 2023
4.75% Convertible Notes due 2023
4.50% Convertible Notes due 2023
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)
Second Investor Put 4.50% Convertible Notes (in 2013)

(A) Discrete option to put 4.25% Notes for cash in March 2012, and for cash or stock, at Company's election, in March 2015 and March 2018
(B) Discrete option to put 4.50% and 4.75% Notes for cash or stock, at Company's election, in March 2013 and March 2018

($ in Millions)

Summary – Second Quarter 2008

- Best Q2/H1 operating results in many years
- Results increasingly demonstrate
  - → competitiveness of our offerings
  - → ability to drive shareholder value
- Tracking well against 2008 financial targets – second-half operating environment is key

IPG

Interpublic Group

Appendix

Operating Performance

	Six months ended June 30, 2008		2007	
Revenue	$	3,320.9	$	3,011.8
Salaries and Related Expenses		2,168.0		1,998.5
Office and General Expenses		1,002.8		997.7
Restructuring and Other Reorganization-Related Charges (Reversals)		7.3		(5.8)
Operating Income		142.8		21.4
Interest Expense		(110.7)		(111.9)
Interest Income		51.7		56.6
Other Income		4.9		6.5
Income (loss) before income taxes		88.7		(27.4)
Provision for (Benefit of) Income Taxes		55.4		(37.1)
Net Equity Interests (Net of Tax)		(1.0)		1.4
Net Income		32.3		11.1
Dividends on Preferred Stock		13.8		13.8
Allocation to Participating Securities		0.3		-
Net Income (Loss) Applicable to Common Stockholders	$	18.2	$	(2.7)
Earnings (loss) per share of common stock:				
Basic	$	0.04	$	(0.01)
Diluted	$	0.04	$	(0.01)
Weighted-average number of common shares outstanding:				
Basic		459.9		456.7
Diluted		498.3		456.7

($ in Millions, except per share amounts)

Cash Flow

	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007
NET INCOME	$ 32	$ 11
OPERATING ACTIVITIES		
Depreciation & amortization	143	132
Deferred taxes	(7)	(66)
Other non-cash items	10	8
Change in working capital, net	(58)	(416)
Other non-current assets & liabilities	(9)	(8)
Cash provided by (used in) Operating Activities	111	(339)
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(26)	(80)
Business & investment purchases/sales, net	4	17
Capital expenditures	(59)	(67)
Cash used in Investing Activities*	(81)	(130)
FINANCING ACTIVITIES		
Repayment of 4.50% Convertible Senior Notes	(191)	-
(Decrease) increase in short-term bank borrowings	(18)	7
Preferred stock dividends	(14)	(14)
Other	(16)	(10)
Cash used in Financing Activities	(239)	(17)
Currency Effect	28	9
Decrease in Cash & S/T Marketable Securities	$ (181)	$ (477)

* Excludes the purchase, sale and maturities of short-term marketable securities, the impact of which was a net use of cash of approximately $3 and $259 in the six months ended June 30, 2008 and 2007, respectively.

($ in Millions)

Depreciation and Amortization

	2007				
	Q1	Q2	Q3	Q4	FY 2007
Depreciation and amortization of fixed assets and intangible assets	$ 43.0	$ 40.9	$ 43.7	$ 49.6	$ 177.2
Amortization of bond discounts and deferred financing costs	7.8	7.8	7.8	7.4	30.8
Amortization of restricted stock and other non-cash compensation	19.6	13.1	22.6	24.4	79.7
Total	$ 70.4	$ 61.8	$ 74.1	$ 81.4	$ 287.7

	2008				
	Q1	Q2	Q3	Q4	YTD 2008
Depreciation and amortization of fixed assets and intangible assets	$ 43.1	$ 43.2			$ 86.3
Amortization of bond discounts and deferred financing costs	7.0	6.7			13.7
Amortization of restricted stock and other non-cash compensation	19.8	23.2			43.0
Total	$ 69.9	$ 73.1			$ 143.0

($ in Millions)

Reconciliation of Geographic Revenue Change

Three Months Ended June 30

	2008	2007	Reported Change	Foreign Currency Changes	Net Acquisitions / Divestitures	Organic
United States	$ 991.0	$ 957.1	$ 33.9	$ -	$ 2.8	$ 31.1
United Kingdom	161.4	142.9	18.5	(0.6)	2.6	16.5
Continental Europe	313.1	263.2	49.9	42.4	(3.6)	11.1
Asia Pacific	181.6	139.3	42.3	12.4	10.8	19.1
Latin America	93.4	73.6	19.8	9.4	(0.7)	11.1
All Other Markets	95.2	76.6	18.6	4.0	(1.3)	15.9
Worldwide	$ 1,835.7	$ 1,652.7	$ 183.0	$ 67.6	$ 10.6	$ 104.8

Six Months Ended June 30

	2008	2007	Reported Change	Foreign Currency Changes	Net Acquisitions / Divestitures	Organic
United States	$ 1,840.1	$ 1,763.4	$ 76.7	$ -	$ 3.5	$ 73.2
United Kingdom	305.4	277.4	28.0	0.8	5.8	21.4
Continental Europe	548.1	469.7	78.4	70.7	(10.8)	18.5
Asia Pacific	308.8	235.0	73.8	21.9	21.3	30.6
Latin America	158.4	129.6	28.8	16.5	(2.8)	15.1
All Other Markets	160.1	136.7	23.4	9.5	(1.9)	15.8
Worldwide	$ 3,320.9	$ 3,011.8	$ 309.1	$ 119.4	$ 15.1	$ 174.6

"All Other Markets" includes Canada, Africa, and Middle East.

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency Changes	Net Acquisitions / Divestitures	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4

($ in Millions)

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2007	$ 1,009.7		$ 1,998.5	
Foreign currency changes	41.3	4.1%	79.3	4.0%
Net acquisitions/divestitures	8.1	0.8%	12.1	0.6%
Organic	44.1	4.4%	78.1	3.9%
Total change	93.5	9.3%	169.5	8.5%
June 30, 2008	$ 1,103.2		$ 2,168.0	

Office & General

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2007	$ 502.6		$ 997.7	
Foreign currency changes	18.8	3.7%	38.0	3.8%
Net acquisitions/divestitures	(0.3)	(0.1%)	(6.3)	(0.6%)
Organic	6.7	1.3%	(26.6)	(2.7%)
Total change	25.2	5.0%	5.1	0.5%
June 30, 2008	$ 527.8		$ 1,002.8	

($ in Millions)

IPG

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7

($ in Millions)

IPG

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline per Employee
SALARIES & RELATED (% of revenue)	Last Twelve Months Base, Benefits and Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Last Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Adjusted EBITDA Coverage of Net Interest Expense Total Available Liquidity

Revenue by Discipline


Marketing
Services
43%
57%
Advertising
& Media

$ 3,320.9

June 30, 2008

YTD

Unaudited data

($ in Millions)

Revenue per Employee*


Last Twelve Months
$164.0
$160.0
$156.0
$152.0
$148.0
$159.8
$156.6
$154.4
$152.2
LTM 6/30/08
LTM 3/31/08
LTM 12/31/07
LTM 9/30/07

* Headcount is a 5 point average

($ in Thousands)

Salaries & Related Expenses



% of Revenue, Last Twelve Months
66.0%
62.0%
58.0%
62.8%
63.2%
63.8%
LTM 6/30/08
LTM 12/31/07
LTM 6/30/07

Salaries & Related Expenses % of Revenue

Three and Six Months Ended June 30


Base, Benefits & Tax
60.0%
55.0%
50.0%
45.0%
50.0%
51.0%
54.7%
55.8%
Three Months
Six Months
Incentive Expense
5.0%
2.5%
0.0%
3.9%
2.7%
3.9%
3.2%
Three Months
Six Months
Severance Expense
2.0%
1.0%
0.0%
0.6%
1.0%
0.7%
0.9%
Three Months
Six Months
Temporary Help
4.5%
3.5%
2.5%
3.2%
3.5%
3.4%
3.7%
Three Months
Six Months

All Other Salaries & Related, not shown, was 2.4% and 2.9% for the three months ended June 30, 2008 and 2007, respectively, and 2.6% and 2.8% for the six months ended June 30, 2008 and 2007, respectively.

Office & General Expenses


% of Revenue, Last Twelve Months
34.0%
31.0%
28.0%
25.0%
29.9%
31.2%
32.1%
LTM 6/30/08
LTM 12/31/07
LTM 6/30/07

Office & General Expenses % of Revenue

Three and Six Months Ended June 30


Professional Fees
Occupancy Expense (ex-D&A)
T&E, Office Supplies & Telecom
All Other O&G
Three Months
Six Months

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Adjusted EBITDA Coverage of Net Interest Expense*



Last Twelve Months
12.0
10.0
8.0
6.0
4.0
2.0
0.0
8.4x
7.3x
6.4x
LTM 6/30/08
LTM 12/31/07
LTM 6/30/07

*EBITDA is calculated as operating income excluding the following: restructuring and other reorganization-related charges (reversals); long-lived asset impairment and other charges; and depreciation and amortization of fixed assets, amortization of intangible assets, restricted stock and other non-cash compensation. Net interest expense is calculated as interest expense, adjusted for non-cash interest amortization, less interest income.

See reconciliation on slide 30.

Reconciliation of Adjusted EBITDA and Net Interest Expense

	LTM 6/30/08	LTM 12/31/07	LTM 6/30/07
Operating Income	$ 465.7	$ 344.3	$ 210.1
Add back:			
Restructuring and other reorganization-related charges	39.0	25.9	22.0
Long-lived asset impairments and other charges	-	-	27.2
Depreciation and amortization*	269.7	256.9	239.5
Adjusted EBITDA	$ 774.4	$ 627.1	$ 498.8
Interest Expense	$ (235.5)	$ (236.7)	$ (232.5)
Interest Income	114.7	119.6	117.6
Net Interest Expense	$ (120.8)	$ (117.1)	$ (114.9)
Non-Cash Amortization in Interest Expense	(28.6)	(30.8)	(36.8)
Net Interest Expense, Excluding Non-Cash Amortization	$ (92.2)	$ (86.3)	$ (78.1)
Adjusted EBITDA : Net Interest Expense	6.4	5.4	4.3
Adjusted EBITDA : Net Interest Expense, Excluding Non-Cash Amortization	8.4	7.3	6.4

* Includes depreciation and amortization of fixed assets, amortization of intangible assets, restricted stock and other non-cash compensation.

($ in Millions)

IPG

Total Available Liquidity

Cash and Short-Term Marketable Securities + Available Committed Credit Facility *


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$567
$1,856
$527
$1,512
$527
$2,037
$527
$1,534
$527
$1,481
6/30/2008
3/31/2008
12/31/2007
9/30/2007
6/30/2007
Cash and Short-Term Marketable Securities
Available Committed Credit Facility

* In July 2008 we entered into a $335.0 Three-Year Credit Agreement.

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG